Exhibit 10.4
FIFTH AMENDMENT TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 15, 2024 (the “Fifth Amendment Effective Date”), is entered into by and among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Affiliates of the Borrowers identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, as successor-in-interest to Banc of California, N.A., as Administrative Agent (the “Administrative Agent”), with reference to the following facts:
RECITALS
A.    The Borrowers, the Secured Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of December 19, 2018, as amended by a First Amendment to Credit Agreement and Joinder dated as of January 30, 2019, a Second Amendment to Credit Agreement dated as of December 31, 2020, a Third Amendment to Credit Agreement dated as of December 16, 2021, and a Fourth Amendment to Credit Agreement dated as of June 21, 2022 (collectively, the “Credit Agreement”).
B.    The parties wish to amend the Credit Agreement to make certain modifications as set forth below.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Addition of New Definitions. Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding the following definitions therein in appropriate alphabetical order:
        “Fifth Amendment Effective Date” means March 15, 2024, the effective date of the Fifth Amendment to Credit Agreement by and among the Borrowers, the Secured Guarantors, the Lenders and the Administrative Agent.
“Permitted NetZero Wireless, Inc. Dissolution” means the dissolution of NetZero Wireless, Inc., a Delaware corporation, so long as any assets of NetZero Wireless, Inc. remaining at the time of dissolution are transferred to a Loan Party.

BN 80936643v1
10892223v3

3.Amendment of Definition of Permitted BroadSmart Reorganization. Effective as of the Fourth Amendment Effective Date, Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Permitted BroadSmart Reorganization” so that it reads in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
“Permitted BroadSmart Reorganization” means, collectively, (a) the sale of the BroadSmart segment of the business, including, without limitation, in a single transaction or in a series of related transactions, the sale of all or a substantial portion of the property of BroadSmart and/or the sale of the Equity Interests in and to BroadSmart, (b) the dissolution of Broadsmart Holding Co Inc., a Delaware corporation, and (~~b~~c) any steps or actions determined by the Borrowers in good faith to be necessary or appropriate in connection with any transaction described in clauses (a) or (b).
4.Amendment to Section 2.07. Clause (g) of Section 2.07 of the Credit Agreement is hereby amended and restated in its entirety so that it reads in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
“(g)    Each prepayment of the Term Loans pursuant to Sections 2.07(a) through (f) shall be applied to the outstanding principal balance of Term Loans. Any prepayment proceeds remaining after application of such prepayment in accordance with the terms hereof shall, so long as no Default has occurred and is continuing, be returned to the Borrowers. Except as set forth in Section 2.07(f) in the case of voluntary prepayments of the Term Loans that are credited toward the Borrowers’ obligation to make principal payments on the Term Loans from Consolidated Excess Cash Flow (which voluntary payments shall be applied to repay the principal amount of the Term Loans in the inverse order of maturity), each prepayment under this Section 2.07 shall be accompanied by payment in full of all accrued interest to and including the date of such prepayment. Each prepayment of Term Loans under this Section 2.07 shall be applied to the remaining Term Loan Reduction Installments including the final installment due on the Term Loan Maturity Date on a pro rata basis, and no such amounts shall be available for reborrowing.”
5.Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
(a)    Ultimate Parent SEC Reporting. Ultimate Parent shall file with the SEC (i) annual reports on Form 10-K within 90 days after the end of each fiscal year of Ultimate Parent, (ii) quarterly reports on Form 10-Q within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Ultimate Parent or such later date as permitted under the Securities and Exchange Act of 1934 or the rules and regulations promulgated thereunder, and (iii) any current reports on Form 8-K~~, in each case,~~ as and when required under the Securities Exchange Act of 1934, and in the case of this clause (iii) subject to permitted extensions.

BN 80936643v1
10892223v3

6.Amendment to Section 7.04. Section7.04(c) of the Credit Agreement is hereby amended and restated in its entirety so that it reads in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
(c)    the Loan Parties may consummate the Permitted BroadSmart Reorganization and Permitted NetZero Wireless, Inc. Dissolution; and
7.Amendment to Section 11.01(e). Section 11.01(e) of the Credit Agreement is hereby amended and restated in its entirety so that it reads in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):

    “(e)    change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any prepayment of the Term Loans from the application thereof set forth in the applicable provisions of Section 2.07(~~f~~g) in any manner that materially and adversely affects the Lenders without the written consent of the Required Lenders or (iii) 2.14(f) in a manner that would alter the pro rata application required thereby without the written consent of each Lender directly affected thereby;”.
8.Amendment Fee. On the Fifth Amendment Effective Date, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders who have executed this Amendment, a one-time, non-refundable and fully earned amendment fee equal to fifteen (15) basis points times outstanding principal balance of the Term Loans (i.e., a fee of $70,575.03) (the “Amendment Fee”).
9.Conditions Precedent. This Amendment shall be effective on the Fifth Amendment Effective Date subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Secured Guarantors, and the Lenders;
(ii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iii)Fees. The Administrative Agent shall have received payment from Borrowers, for the benefit of the Lenders, of the Amendment Fee required by Section 8 hereof;
(iv)Expenses. The Administrative Agent shall have received payment from the Borrowers of all costs and expenses (including, without limitation, the reasonable fees and expenses of Buchalter, P.C., outside counsel to the Administrative Agent) incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced on or before the Fifth Amendment Effective Date;

BN 80936643v1
10892223v3

(v)Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in Article II and Article V of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Fifth Amendment Effective Date, except (i) that for purposes of this Section 4.01(p), the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(b), respectively; and (ii) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(vi)Default. No Default shall exist;
(vii)Other Documents. All other documents provided for herein or which the Administrative Agent or any other Lender may reasonably request or require; and
(viii)Additional Information. Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require.
10.Reaffirmation and Ratification. The Borrowers and the Secured Guarantors hereby reaffirm, ratify and confirm the Obligations under the Credit Agreement and acknowledge that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
11.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
12.Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes. Banc of California may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary. The parties may deliver executed

BN 80936643v1
10892223v3

copies of the documents required by Section 9 to the Administrative Agent on the Fifth Amendment Effective Date. The parties shall deliver the originals of such documents to the Administrative Agent no later than thirty (30) days after the Fifth Amendment Effective Date.
13.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

BN 80936643v1
10892223v3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.
BORROWERS:
BRPI ACQUISITION CO LLC,
a Delaware limited liability company

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

UNITED ONLINE INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

YMAX CORPORATION,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

Fifth Amendment to Credit Agreement
10892223v3

SECURED GUARANTORS:
NETZERO, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

JUNO ONLINE SERVICES, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

JUNO INTERNET SERVICES, INC,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

CLASSMATES MEDIA CORPORATION,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

NETZERO MODECOM, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

Fifth Amendment to Credit Agreement
10892223v3

NETZERO WIRELESS, INC,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

UNITED ONLINE ADVERTISING
NETWORK, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

UNITED ONLINE WEB SERVICES, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MAGICJACK HOLDINGS CORPORATION, INC,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MAGICJACK VOIP SERVICES, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

Fifth Amendment to Credit Agreement
10892223v3

MAGICJACK LP,
a Delaware limited partnership

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

YMAX COMMUNICATIONS CORP. OF VIRGINIA
a Virginia corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MAGICJACK SMB, INC.,
a Florida corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MARCONI WIRELESS HOLDINGS, LLC,
a Delaware limited liability company

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________
Fifth Amendment to Credit Agreement
10892223v3

ADMINISTRATIVE AGENT:
BANC OF CALIFORNIA,
as Administrative Agent
By:_______/s/ Carlos Ramos_______
Name:____Carlos Ramos__________
Title:______EVP - Regional Manager_

Fifth Amendment to Credit Agreement
10892223v3

LENDERS:
BANC OF CALIFORNIA
By:_______/s/ Carlos Ramos_______
Name:____Carlos Ramos__________
Title:______EVP - Regional Manager_

Fifth Amendment to Credit Agreement
10892223v3

UMPQUA BANK
By:_______/s/ Derek Jasso_________
Name:____Derek Jasso____________
Title:______Senior Vice President____

Fifth Amendment to Credit Agreement
10892223v3

BANKUNITED, N.A.
By:
Name:
Title:

Fifth Amendment to Credit Agreement
10892223v3

BANK HAPOALIM B.M.
By:________/s/ Thomas J Vigna____
Name:_____Thomas J Vigna_______
Title:_______SVP________________

By:_________/s/ John Yoler________
Name:______John Yoler___________
Title:________EVP_______________

Fifth Amendment to Credit Agreement
10892223v3

ACKNOWLEDGMENT OF PARENT AND
ULTIMATE PARENT GUARANTORS
The undersigned (the “Parent and Ultimate Parent Guarantors”) hereby acknowledge and agree to the attached Fifth Amendment to Credit Agreement (the “Fifth Amendment”), including, without limitation, the Term Loans to me made by the Lenders to the Borrowers thereunder. The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the “Guaranties”), and the Parent and Ultimate Parent Guarantors agree that their respective Guaranties are and shall remain in full force and effect notwithstanding the Fifth Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors’ acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Fifth Amendment.
Dated: As of March 15, 2024        B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____COO_____________________

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By:_________/s/ Phillip Ahn____________
Name:______Phillip Ahn_______________
Title:________CFO___________________